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                                                                 EXECUTION COPY

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                                  AGREEMENT TO
               INCREASE AGGREGATE PURCHASE COMMITMENTS AND CONSENT

                            dated as of June 12, 1996

                                   Relating to

                         CERTIFICATE PURCHASE AGREEMENT


                                      among


                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                   as Seller,


                             OLYMPIC FINANCIAL LTD.
                   as Servicer and in its individual capacity,


                   THE FINANCIAL INSTITUTIONS SIGNATORY HERETO
                                 as Purchasers,


                                       and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                           as Agent for the Purchasers



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          THIS AGREEMENT dated as of June 12, 1996 (this "AGREEMENT") is by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), OLYMPIC FINANCIAL LTD., a Minnesota corporation, as Servicer (as defined below) and in its individual capacity ("OFL"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. Morgan Delaware), as a purchaser (a "PURCHASER" or "MORGAN"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. Morgan Delaware), as agent for the benefit of the Purchasers from time to time (the "PURCHASERS' AGENT"), and relates to the Certificate Purchase Agreement dated as of December 28, 1995 (as amended from time to time, the "CERTIFICATE PURCHASE AGREEMENT"), by and among the Seller, OFL, Morgan, as the sole Purchaser and the Purchasers' Agent. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to such terms in the Certificate Purchase Agreement.

                                    RECITALS

          WHEREAS, pursuant to Section 2.05(b) of the Certificate Purchase Agreement, the Seller may request in writing an increase in the aggregate of the Purchase Commitments and such increase will become effective if the Purchasers and the Purchasers' Agent agree thereto or if an additional Purchaser agrees to accept all or a portion of the increase in the aggregate Purchase Commitments; and

          WHEREAS, pursuant to Section 8.05 of the Certificate Purchase Agreement, the Seller agreed not to make any material amendment to the Trust Agreement, the Sale and Servicing Agreement or the Indenture without the prior written consent of the Purchasers; and

          WHEREAS, pursuant to Section 9.05 of the Certificate Purchase Agreement, OFL agreed not to make any material amendment to the Sale and Servicing Agreement without the prior written consent of the Purchasers; and

          WHEREAS, Morgan is currently the sole Purchaser under the Certificate Purchase Agreement; and

          WHEREAS, Morgan and the Purchasers' Agent desire to agree to the Seller's request for an increase in the aggregate Purchase Commitments and to consent to the amendment of the Trust Agreement, the Sale and Servicing Agreement and the Indenture.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Agreement agree as follows:

          SECTION 1. INCREASE IN PURCHASE COMMITMENTS. Morgan and the Purchasers' Agent agree to the increase of the aggregate of the Purchase Commitments from $19,800,000 to $29,700,000. Following such increase, Morgan's Purchase Percentage will remain at 100% and its Purchase Commitment will be increased. Morgan


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will evidence its increased Purchase Commitment by executing a signature page to this Agreement. Such signature page shall supersede the signature pages to the Certificate Purchase Agreement, and from and after the date of this Agreement, all references to the signature pages of the Certificate Purchase Agreement shall refer to the signature pages to this Agreement.

          SECTION 2. CONSENT TO AMENDMENT TO TRUST DOCUMENTS. The Purchaser hereby consents, pursuant to Section 8.05 and 8.06 of the Certificate Purchase Agreement, to the Amendment to Trust Agreement, Amendment to Sale and Servicing Agreement and Supplemental Indenture of even date herewith, substantially in the forms attached hereto as Exhibit A.

          SECTION 3. CERTIFICATE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS SUPPLEMENTED. Except as specifically stated herein, all of the terms and conditions of the Certificate Purchase Agreement shall remain in full force and effect. All references to the Certificate Purchase Agreement in any other document or instrument shall be deemed to mean the Certificate Purchase Agreement, as supplemented by this Agreement. This Agreement shall not constitute a novation of the Certificate Purchase Agreement, but shall constitute a supplement thereto. The parties hereto agree to be bound by the terms and obligations of the Certificate Purchase Agreement, as supplemented by this Agreement, as though the terms and obligations of the Certificate Purchase Agreement were set forth herein.

          SECTION 4. EFFECTIVENESS. This Agreement shall become effective as of June 12, 1996.

          SECTION 5. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  OLYMPIC AUTOMOBILE RECEIVABLES
                                    WAREHOUSE TRUST
                                    as Seller

                                  By:  Wilmington Trust Company, not in its
                                       individual capacity but solely as Owner
                                       Trustee


                                  By:___________________________
                                     Name:
                                     Title:


                                  OLYMPIC FINANCIAL LTD., as
                                    Servicer and in its
                                    individual capacity


                                  By:___________________________
                                     Name:
                                     Title:  Treasurer


                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, as Purchaser


Purchase                          By:___________________________
  Commitment: $29,700,000            Name:
Purchase Percentage: 100%            Title:


                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, as Purchasers'
                                    Agent


                                  By:___________________________
                                     Name:
                                     Title:


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